                                                                   EXHIBIT 10.5

===============================================================================





                          REGISTRATION RIGHTS AGREEMENT

                             DATED AS OF MAY 6, 1998

                                     BETWEEN

                    HEALTHCARE FINANCIAL PARTNERS REIT, INC.

                                       AND

                    NATIONSBANC MONTGOMERY SECURITIES LLC AND
                              LEHMAN BROTHERS INC.



                              AS INITIAL PURCHASERS



                                       AND



                            THE PARTIES IDENTIFIED ON
                           SCHEDULE 1 ATTACHED HERETO



                             AS INITIAL SUBSCRIBERS







================================================================================

                                TABLE OF CONTENTS

1    Definitions ................................................    1

2    Shelf Registration .........................................    3

3    Registration Procedures ....................................    3

4    Registration Expenses ......................................    8

5    Indemnification and Contribution ...........................    8

6    Underwritten Offering ......................................   11

7    Miscellaneous ..............................................   12

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of May 6, 1998 by and between HealthCare Financial Partners REIT, Inc., a Maryland corporation (the "Company") and Lehman Brothers Inc. and NationsBanc Montgomery Securities LLC (the "Initial Purchasers") and the parties identified on Schedule 1 hereto (the "Initial Subscribers").

         This Agreement is entered into in connection with the Purchase Agreement, dated as of April 29, 1998, between the Company and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of an aggregate of 1,150,000 Units (the "Firm Units"), each Unit consisting of five shares of the Company's common stock, par value $.0001 per share (the "Common Stock") and one stock purchase Warrant (a "Warrant"). The Purchase Agreement also provides for the Company's grant of an option to the Initial Purchasers to purchase up to 172,000 additional Units (the "Optional Units") solely for the purpose of covering over-allotments, if any. Concurrently with the sale of the Firm Units to the Initial Purchasers, the Company is selling an aggregate of 300,000 Units (the "Initial Subscriber Units") to the Initial Subscribers. The Firm Units, the Initial Subscriber Units and the Optional Units are collectively referred to as the "Units." Capitalized terms used but not specifically defined herein have the respective meanings ascribed to them in the Purchase Agreement.

         The terms of the Warrants shall be as set forth in the Warrant Agreement (the "Warrant Agreement") to be entered into by the Company and the Warrant agent on the Closing Date (as hereinafter defined). Each Warrant entitles the holders thereof for $20.00 to purchase one share (subject to antidilution provisions) of the Common Stock. The Warrants will become exercisable six months after the Closing Date and will remain exercisable until the third anniversary of the Closing Date.

         The shares of Common Stock which in part comprise the Units are herein referred to as the Unit Shares. The shares of Common Stock issuable upon exercise of the Warrants are herein referred to as the Warrant Shares. The Unit Shares and the Warrant Shares are herein collectively referred to as the Shares.

         The Company agrees with the Initial Purchasers and the Initial Subscribers (i) for their benefit as Initial Purchasers and Initial Subscribers, respectively, and (ii) for the benefit of the holders from time to time of the Units, Warrants, Unit Shares and Warrant Shares (collectively, the "Securities"), including the Initial Purchasers and Initial Subscribers, (each, a "Holder" and together the "Holders"), as follows:

         1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

                  Affiliate: Any person that, directly or indirectly, is in control of, is controlled by, or is under common control with a specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management or policies of such person, whether by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  Commission: The Securities and Exchange Commission.

                  Closing Date: The date of the payment for and delivery of the Firm Units to the Initial Purchasers pursuant to the Purchase Agreement.

                  DTC:  The Depository Trust Company.

                  Effectiveness Period:  As defined in Section 2(b).

                  Exchange Act: The Securities Exchange Act of 1934, as amended.

                  Managing Underwriter: The investment banker or bankers and manager or managers that administer an underwritten offering, if any, as set forth in Section 6 of this Agreement.

                  Person: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  Prospectus: The prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

                  Registrable Securities: All or any portion of the Units, Unit Shares, Warrants, Warrant Shares issued from time to time; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

                  Restricted Security: Each Unit, Unit Share, Warrant, Warrant Share, except any Unit, Unit Share, Warrant, Warrant Share that (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, or (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 (or any successor provision thereto).

                  Securities Act:  The Securities Act of 1933, as amended.

                  Shelf Registration Statement: A "shelf" registration statement of the Company pursuant to Section 2 of this Agreement filed with the Commission, which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 of the Securities Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  Shelf Registration: A registration effected pursuant to
         Section 2 of this Agreement.

                  Underwriter: Any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

         2.       Shelf Registration.

                  (a) The Company shall, within 120 days after the latest date of initial issuance of the Units (the "Issue Date"), file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the method of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable and in no event later than 180 days after the Issue Date; provided, however, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration unless such Holder is in compliance with Section 3(m) of this Agreement.

                  (b) The Company shall use its best efforts (i) to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders for a period of two years from the Issue Date or such shorter period that will terminate when there are no Registrable Securities outstanding (in either case, such period being referred to as the "Effectiveness Period"), and (ii) after the effectiveness of the Shelf Registration Statement, promptly upon the request of any Holder, to take promptly any action reasonably necessary to register the sale of any Registrable Security of such Holder and to identify such Holder as a selling stockholder. The Company will be deemed not to have used its best efforts to keep the Shelf Registration Statement continuously effective during the requisite period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period, unless (i) such action is required by applicable law or the rules of any national securities exchange or other market on which any of the Registrable Securities are then listed or quoted, (ii) such action is taken upon the occurrence of any event contemplated by paragraph 3(c)(2)(iii) of this Agreement and in good faith and for valid business reasons, or (iii) the continued effectiveness of the Shelf Registration Statement would require the Company to disclose a material financing, acquisition or other corporate transaction, and the Board of Directors of the Company shall have determined in good faith that such disclosure is not in the best interest of the Company and its shareholders and, in the case of clause (i) or (ii) above, the Company thereafter promptly complies with the requirements of paragraph 3(i) of this Agreement.

         3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

                  (a) The Company shall furnish to the Initial Subscribers and Initial Purchasers, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein, and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchasers or the Initial Subscribers reasonably may propose in a timely manner.

                  (b) The Company shall take such action as may be necessary so that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                  (c)      (1)      The Company shall advise the Initial
Subscribers and the Initial Purchasers and, in the case of clause (i), the Holders and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing: (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

                           (2)      The Company shall advise the Initial
Purchasers and the Holders and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing of: (i) the issuance by the Commission of any stop order suspending effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose; (ii) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                  (d) The Company shall exercise its best efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of any Shelf Registration Statement.

                  (e) The Company shall furnish to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all reports, other documents and exhibits (including those incorporated by reference).

                  (f) The Company shall, during the Effectiveness Period, deliver to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents (except upon and during the continuance of any event described in paragraph 3(c)(2)(iii) above) to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Effectiveness Period.

                  (g) Prior to any offering of Registrable Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of Registrable Securities included therein and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such United States jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; provided, however, that in no event shall the Company be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this
Section 3(g), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject or (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

                  (h) To the extent that any Registrable Securities are not in book-entry only form, the Company shall cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

                  (i) Upon the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Company shall prepare as soon as reasonably practicable a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders of the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

                  (j) Not later than the effective date of any Shelf Registration Statement hereunder, the Company shall provide a CUSIP number for the securities registered under such Shelf Registration Statement.

                  (k) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders or otherwise provide in accordance with
Section 11(a) of the Securities Act as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

                  (l) The Company shall use its best efforts to cause the Registrable Securities covered by any Shelf Registration Statement to be approved for listing on the New York Stock Exchange as soon as possible, subject to official notice of issuance, and in any event within 180 days after the Issue Date.

                  (m) The Company may require each Holder of Registrable Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request for inclusion in such Shelf Registration Statement, and the Company may exclude from such registration the Registrable Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                  (n) The Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object, and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

                  (o) The Company shall enter into such customary agreements (including underwriting agreements in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 of this Agreement (or such other provisions and procedures reasonably acceptable to the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 5 of this Agreement.

                  (p) The Company shall (i) make reasonably available for inspection by the Holders of Registrable Securities to be registered thereunder, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such Underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Company's officers, directors and employees to make reasonably available for inspection all relevant information reasonably requested by such Holders or any such Underwriter, attorney, accountant or agent in connection with any Registration Statement, in each case as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall not be used for any purpose other than the preparation and filing of the Shelf Registration Statement and shall be kept confidential by such Holders or any such Underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and other parties;
(iii) make such representations and warranties to the Holders of Registrable Securities registered thereunder and the Underwriters, if any, in form, substance and scope as are customarily made to Underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) use its best efforts to obtain opinions of counsel to the Company (who may be the general counsel of the Company) and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) in customary form addressed to each selling Holder and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and the Managing Underwriters (it being agreed that the matters to be covered by such opinion or a written statement by such counsel delivered in connection with such opinions shall include, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, that nothing has come to the attention of such counsel that causes such counsel to believe that such Shelf Registration Statement or the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, included an untrue statement of a material fact or omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading); (v) use its best efforts to obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each such Holder of Registrable Securities registered thereunder and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and
(vi) deliver such other customary documents and certificates as may be reasonably requested by any such Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv) and
(v) of this Section 3(p) shall be performed at each closing under any underwritten offering to the extent required thereunder.

                  (q) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirement of such Rules and By-Laws, including, without limitation, by (A) if such Rules or By-Laws, including Schedule E thereto, shall so require, engaging at the expense of the Holders a "qualified independent underwriter" (as defined in Schedule E) to participate in the preparation of the Shelf Registration Statement relating to such

Registrable Securities and to exercise usual standards of due diligence with respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of Underwriters provided in Section 5 hereof and (C) providing such information to such broker-dealer as may be reasonably required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

                  (r) The Company shall use its best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

         4.       Registration Expenses.

                  Except as otherwise provided in Sections 3(q) and 6 of this Agreement, the Company shall bear all fees and expenses incurred by it in connection with the performance of its obligations under Sections 2 and 3 of this Agreement and shall bear or reimburse the Holders for the reasonable fees and disbursements of one firm of counsel designated by the Initial Purchasers and reasonably acceptable to the Company and the Holders of the majority of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefor in connection therewith, including any Underwritten Offering pursuant to Section 6 of this Agreement.

         5.       Indemnification and Contribution.

                  (a) In connection with a Shelf Registration Statement, the Company shall indemnify and hold harmless the Initial Purchasers, each Holder, each Underwriter who participates in an offering of Registrable Securities, each of their respective directors, officers, employees and agents, and each Person, if any, who controls the Initial Purchasers or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act:

                           (i) from and against any loss, liability, claim,
                  damage and expense whatsoever, including any amounts paid in settlement of any investigation, litigation, proceeding or claim, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment thereto) covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the Company shall not be liable under this clause (i) for any settlement of any action effected without its written consent, which consent shall not be unreasonably withheld; and

                           (ii) against any and all expenses (including
                  reasonable fees and disbursements of counsel chosen by the Holders, such Holder or any Underwriter (except to the extent otherwise expressly provided in Section 5(c) of this Agreement)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, as such expenses are incurred and to the extent that such expense is not paid under clause
                  (i) of this Section 5(a);

provided, however, that the indemnity provided for in this Section 5(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of, or based upon, any untrue statement or alleged untrue statement or omission or alleged omission (i) made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers, such Holder or any Underwriter expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto), or (ii) contained in any preliminary prospectus or the Prospectus if the Initial Purchasers, such Holder or such Underwriter failed to send or deliver a copy of the Prospectus (or any amendment or supplement thereto) to the Person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such person in any case where such Prospectus corrected such untrue statement or omission. Any amounts advanced by the Company to an indemnified party pursuant to this Section 5 as a result of such losses shall be returned to the Company if it is finally determined by such a court in a judgment not subject to appeal or final review that the indemnified party was not entitled to indemnification by the Company.

                  (b) Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, the Initial Purchasers, each Underwriter who participates in an offering of Registrable Securities and other selling Holders, and each of their respective directors, officers (including each officer of the Company who signs the Shelf Registration Statement), employees or agents and each person, if any, who controls the Company, the Initial Purchasers, any Underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act Section 20 of the Exchange Act, from and against any loss, liability, claim, damage and expense whatsoever described in the indemnity described in Section 5(a) of this Agreement, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of gross proceeds received by such Holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement.

                  (c) Promptly after receipt by an indemnified party under this Section 5 of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the claim or the commencement of that action, provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 5 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 5. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and other Holders, Initial Purchasers or Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought against the indemnifying party under this Section 5 if, in the reasonable judgment of the indemnified party it is advisable for the indemnified party and those, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel). Each indemnified party, as a condition of the indemnity agreements contained in this Section 5, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement for any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 5 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 5(a) or 5(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Company on the one hand and the Holders and Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders and Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders and Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 5(d) were to be determined by pro rata allocation (even if the Holders and Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 5(d) shall be deemed to include, for purposes of this Section 5(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(d), no Holder or Initial Purchaser shall be required to contribute any amount in excess of the amount by which proceeds received by such Holder or Initial Purchaser from an offering of Registrable Securities exceeds the amount of any damages such Holder or Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' and Initial Purchasers' obligations to contribute as provided in this Section 5(d) are several and not joint.

         6.       Underwritten Offering.

                  The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the Offering will be selected by, and the underwriting arrangements with respect thereto will be approved by, the Holders of a majority of the Registrable Securities to be included in such offering; provided, however, that (a) such investment bankers and managers and underwriting arrangements (including indemnification arrangements) must be reasonably satisfactory to the Company, and (ii) the Company shall not be obligated to cooperate with the Initial Purchasers or Holders in more than one Underwritten Offering during the Effectiveness Period. No Holder may participate in an Underwritten Offering contemplated hereby unless such Holder (a) agrees to sell such Holder's Registrable Securities in accordance with any approved underwriting arrangements, (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) at least 20% of the outstanding Registrable Securities are included in such Underwritten Offering. The Holders participating in the Underwritten Offering shall be responsible for all underwriting discounts and commissions. The Company shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel, its independent public accountants and any printing and other out-of-pocket expenses incurred by it in connection with such Underwritten Offering, and in accordance with Section 4 of this Agreement the reasonable fees and disbursements of one firm of counsel to the selling Holders. Notwithstanding the foregoing or the provisions of Section 3(n) of this Agreement, upon receipt of a request from the Managing Underwriter or a representative of the Holders of a majority of the Registrable Securities outstanding to prepare and file an amendment or supplement to the Shelf Registration Statement or Prospectus in connection with an Underwritten Offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Company has a valid business reason for such delay.

         7.       Miscellaneous.

                  (a)      Other Registration Rights.

                  The Company may grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriter, if any, of such offering delivers an opinion to the selling Holders that the total amount of securities that they and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially adversely affect the success of such offering (including the price at which such securities can be sold), then (except to the extent otherwise required under the terms of any registration rights granted by the Company prior to the date hereof) only the amount, number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number or kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included.

                  (b)      Amendments and Waiver.

                  The provision of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Initial Purchasers and the Initial Subscribers. Any such written consent of the Initial Purchasers and the Initial Subscribers shall be binding upon each Holder and each subsequent Holder.

                  (c)      Information Requirements.

                  The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act, and if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act. The Company further covenants that it will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may reasonably request (including without limitation making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

                  (d)      Remedies

                  Subject to Section 2 hereof, in the event of a breach by the Company of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (e)      Notices.

                  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                           (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 7(e);

                           (2) if to the Initial Purchasers, initially at the address set forth in the Purchase Agreement; and

                           (3) if to the Company, initially at its address set forth in the Purchase Agreement.

                           (4) if to the Initial Subscribers, at their respective addresses set forth on Schedule 2 attached hereto.

                           All such notices and communications shall be deemed
to have duly given when received.

                  The Initial Purchasers, the Initial Subscribers or the Company, by notice to the other, may designate additional or different addresses for subsequent notices or communications.

                  (f)      Successors and Assigns.

                  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Registrable Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (g)      Counterparts.

                  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h)      Headings.

                  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  (i)      Governing law.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  (j)      Severability.

                  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.







                        [SIGNATURES APPEAR ON NEXT PAGE]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    HEALTHCARE FINANCIAL PARTNERS REIT, INC.


                                    By:   /s/ Edward P. Nordberg, Jr.
                                       ----------------------------------------
                                             Name:    Edward P. Nordberg, Jr.
                                             Title:   Chief Financial Officer


                                    INITIAL PURCHASERS:

                                    NATIONSBANC MONTGOMERY SECURITIES LLC
                                    LEHMAN BROTHERS INC.

                                    By:      NATIONSBANC MONTGOMERY SECURITIES
                                             LLC

                                    By:      /s/ Randall R. Horsey
                                       ----------------------------------------
                                             Name: Randall R. Horsey
                                             Title:  Senior Managing Director



                                    INITIAL SUBSCRIBERS:

                                    FARALLON CAPITAL PARTNERS, L.P.

                                    FARALLON CAPITAL INSTITUTIONAL PARTNERS,
                                    L.P.

                                    FARALLON CAPITAL INSTITUTIONAL PARTNERS II,
                                    L.P.

                                    FARALLON CAPITAL INSTITUTIONAL PARTNERS III,
                                    L.P.

                                    TINICUM PARTNERS, L.P.

                                    By:      Farallon Partners, L.L.C.
                                                Its General Partner

                                    By:      /s/ Jason M. Fish
                                        ---------------------------------------
                                             Name: Jason M. Fish
                                             Title: Managing Member

                                    THE COMMON FUND

                                    By:  Farallon Capital Management, L.L.C.,
                                            its Agent and Attorney-in-Fact

                                    By:  /s/ Jason M. Fish
                                         --------------------------------------
                                         Name: Jason M. Fish
                                         Title:  Managing Member

                                    CREDIT SUISSE FIRST BOSTON CORP.



                                    By:  /s/ Michael Szwajkowski
                                         --------------------------------------
                                         Name: Michael Szwajkowski
                                         Title: Vice President

                                   SCHEDULE 1
                               INITIAL SUBSCRIBERS


Farallon Capital Partners, L.P.
Farallon Capital Institutional Partners, L.P.
Farallon Capital Institutional Partners II, L.P.
Farallon Capital Institutional Partners III, L.P.
Tinicum Partners, L.P.
Farallon Capital Management, L.L.C., on
   behalf of The Common Fund
Credit Suisse First Boston Corp.

                                   SCHEDULE 2
                  ADDRESSES FOR NOTICES TO INITIAL SUBSCRIBERS



Farallon Capital Partners, L.P.
Farallon Capital Institutional Partners, L.P.
Farallon Capital Institutional Partners II, L.P.
Farallon Capital Institutional Partners III, L.P.
Tinicum Partners, L.P.
Farallon Capital Management, L.L.C., on
   behalf of The Common Fund
c/o Farallon Capital Management, L.L.C.
One Maritime Plaza
Suite 1325
San Francisco, CA  94111
Attention:  Meridee Moore and Kirstin Lynch


and


Credit Suisse First Boston Corp.
c/o Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
Attention: Michael Szwajkowski

                                    AGREEMENT

         This AGREEMENT is made by and between HealthCare Financial Partners REIT, Inc. (the "Company"), NationsBanc Montgomery Securities LLC, Lehman Brothers Inc. (NationsBanc Montgomery Securities LLC and Lehman Brothers Inc., collectively, the "Initial Purchasers") and the parties on Schedule 1 attached in this Agreement (the "Initial Subscribers"). All capitalized terms used but not defined in this agreement have the meanings given to them in that certain Registration Rights Agreement (the "Registration Rights Agreement"), dated May 6, 1998, between the Company, the Initial Purchasers and the Initial Subscribers.

                  WHEREAS, the Company, the Initial Purchasers and the Initial Subscribers entered into the Registration Rights Agreement in connection with the Purchase Agreement, dated as of April 29, 1998, between the Company and the Initial Purchasers, which provided for the sale by the Company to the Initial Purchasers of an aggregate of 1,150,000 Units, each Unit consisting of five shares of the Company's common stock, par value $0.0001 per share (the "Common Stock") and one stock purchase warrant, and in connection with the concurrent sale by the Company of an aggregate of 300,000 Units to the Initial Subscribers; and

                  WHEREAS, Section 7(b) of the Registration Rights Agreement provides that the Registration Rights Agreement may not be amended unless the Company has obtained the written consent of the Initial Purchasers and the Initial Subscribers, which consent shall be binding on each Holder and each subsequent Holder; and

                  WHEREAS, the Company, the Initial Purchasers and the Initial Subscribers each desire to amend the Registration Rights Agreement to allow the Company to delay the effectiveness of, or suspend sales of Registrable Securities pursuant to, the Shelf Registration Statement for a temporary period for the purpose of facilitating the Company's initial public offering of Common Stock.

                  NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged by the Company, the Initial Purchasers and the Initial Subscribers hereby agree as follows.

                  1. The Registration Rights Agreement is hereby amended as follows:

                     (a) the following definition is added to Section 1:

                           Underwritten Offering: A sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

                     (b) the second sentence of Section 2(b) of the Registration
             Rights Agreement is deleted in its entirety; and

                     (c) the following language is inserted as the second
             sentence of Section 2(b) of the Registration Rights Agreement:

                      The Company will be deemed not to have used its best efforts to keep the Shelf Registration Statement continuously effective during the requisite period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period, unless (i) such action is required by applicable law or the rules of any national securities exchange or other market on which any of the Registrable Securities are then listed or quoted, (ii) such action is taken upon the occurrence of any event contemplated by paragraph 3(c)(2)(iii) of this Agreement and in good faith and for valid business reasons, (iii) the continued effectiveness of the Shelf Registration Statement would require the Company to disclose a material financing, acquisition or other corporate transaction, and the Board of Directors of the Company shall have determined in good faith that such disclosure is not in the best interest of the Company and its shareholders, or
                      (iv) the Company directs the Holders to suspend offers and sales of the Registrable Securities pursuant to the Shelf Registration Statement in connection with an Underwritten Offering by the Company that is the its initial public offering of Common Stock (the "IPO") where the Company is advised by the Managing Underwriter that the sale of Registrable Securities pursuant to the Shelf Registration Statement would have a material adverse effect on the IPO, and (x) in the case of clause (i) or (ii) above, the Company thereafter promptly complies with the requirements of paragraph 3(i) of this Agreement, and (y) in the case of clause (iv) above, the period during which Holders of Registrable Securities may not offer or sell such Registrable Securities pursuant to the Shelf Registration Statement (the "Suspension Period") shall commence on the date on which the registration statement filed with the Commission in connection with the IPO is declared effective by the Commission and shall expire concurrently with the expiration of the 30-day period during which the underwriters of the IPO may exercise the over-allotment option granted in the underwriting agreement executed in connection with the IPO.

                      In the case that the Company determines to direct the Holders to suspend offers and sales of the Registrable Securities pursuant to the Shelf Registration Statement as contemplated in clause (iv) above, the Company may give written notice (a "Suspension Notice") to the Holders, the Initial Purchasers and the Initial Subscribers. The Holders, the Initial Purchasers and the Initial Subscribers shall not effect any sales of the Registrable Securities pursuant to the Shelf Registration Statement during the Suspension Period.

                  2. The Company, the Initial Purchasers and the Initial Subscribers agree that at any time and from time to time, upon written request, they will execute and deliver such further documents and do such further acts and things as may be reasonably requested in order to effectuate the purposes of this Agreement and the transactions contemplated by this Agreement.

                  3. Except as provided in this Agreement, all other terms of the Registration Rights Agreement remain in full force and effect.



                               Dated:   August __, 1998



                               HEALTHCARE FINANCIAL PARTNERS REIT, INC.

                               By:
                                   -----------------------------------------
                                   Name:  Edward P. Nordberg, Jr.
                                   Title: Chief Financial Officer


                               INITIAL PURCHASERS:


                               NATIONSBANC MONTGOMERY SECURITIES LLC

                               By:
                                   -----------------------------------------
                                   Name:  Richard A. Smith
                                   Title: Senior Managing Director


                               LEHMAN BROTHERS, INC.

                               By:
                                   -----------------------------------------
                                   Name:
                                   Title:

                               INITIAL SUBSCRIBERS:


                               HEALTHCARE FINANCIAL PARTNERS, INC.

                               By:
                                   -----------------------------------------
                                   Name:  Edward P. Nordberg, Jr.
                                   Title: Chief Financial Officer


                               FARALLON CAPITAL PARTNERS, L.P.


                               FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.


                               FARALLON CAPITAL INSTITUTIONAL PARTNERS, II L.P.


                               FARALLON CAPITAL INSTITUTIONAL PARTNERS, II L.P.


                               TINICUM PARTNERS, L.P.

                               By:      Farallon Partners, L.L.C.
                                           Its General Partner

                               By:
                                   -----------------------------------------
                                   Name:
                                   Title:


                               THE COMMON FUND

                               By:      Farallon Capital Management, L.L.C.
                                           Its Agent and Attorney-in-Fact


                               By:
                                   -----------------------------------------
                                   Name:
                                   Title:

                               CREDIT SUISSE FIRST BOSTON CORP.

                               By:
                                   -----------------------------------------
                                   Name:
                                   Title:

                                   SCHEDULE 1
                               INITIAL SUBSCRIBERS



HealthCare Financial Partners, Inc.
Farallon Capital Partners, L.P.
Farallon Capital Institutional Partners, L.P.
Farallon Capital Institutional Partners II, L.P.
Farallon Capital Institutional Partners III, L.P.
Tinicum Partners, L.P.
Farallon Capital Management, L.L.C., on behalf of The Common Fund
Credit Suisse First Boston Corp.